Exhibit 99.1

Vicarious Surgical Inc. and D8 Holdings Corp. Announce Definitive Business Combination Agreement

●	Vicarious Surgical is a next generation robotics company developing a disruptive technology with the goal of increasing the efficiency of surgical procedures, improving patient outcomes and reducing healthcare costs

●	The transaction values the combined company at an enterprise value of approximately $1.1 billion and is expected to provide more than $425 million in cash on the balance sheet after closing including a fully committed $115 million PIPE, priced at $10.00 per share

●	PIPE participants include strategic investor, BD (Becton, Dickinson and Company) (NYSE: BDX) - one of the largest global medical technology companies in the world - new institutional investors and existing investors including Bill Gates, Vinod Khosla’s Khosla Ventures, Eric Schmidt's Innovation Endeavors, and Philip Liang’s E15 VC.

●	An investor conference call to discuss the proposed transaction will be conducted today, April 15, 2021, at 8:00 AM ET

Charlestown, MA, and Hong Kong, April 15, 2021 – Vicarious Surgical Inc. (“Vicarious” or “Vicarious Surgical” or the “Company”), a next-generation robotics technology company seeking to improve both cost and efficiency of surgical procedures as well as patient outcomes, and D8 Holdings Corp. (“D8”) (NYSE: DEH), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement. Upon the closing of this transaction, the combined company will operate as Vicarious Surgical Inc. and will be listed on the New York Stock Exchange (“NYSE”) under the new ticker symbol "RBOT”.

Management Commentary

“Seven years ago, we started this company in order to solve the long-standing and persistent issues presented by open surgery, standard minimally invasive surgery and legacy robotic surgery,” said Adam Sachs, Co-Founder & Chief Executive Officer of Vicarious Surgical. “Legacy robotic platforms were introduced with a promise of solving the challenges of open surgery; unfortunately, these legacy robotic platforms have significant limitations including prohibitive cost of adoption, limited mobility and capabilities in the body and required space, set up time and lengthy training. After more than two decades on the market, it is no surprise that legacy robotic penetration is just 3%1. Our robotic solution has arms that replicate human motion, offering remarkable mobility with 9 degrees of freedom per arm with 360-degree visualization, all through a 1.5 cm incision. Our robot can see, reach, and work anywhere inside the abdomen, which effectively shrinks the surgeon and puts her/him inside the human body. Our system fits through a standard door making it portable from operating room to operating room, and does not require a large footprint or facility construction build-out. With cost of goods that are significantly lower than competing products, we believe our robotic solution will offer a cost-effective path to improving patient outcomes and increasing the efficiency of surgical procedures for hospitals and ambulatory surgical centers. We are incredibly proud of the development work we have accomplished to date, which led to our product becoming the first, and only, surgical robot to receive breakthrough designation from the FDA2.”

[1]	Vicarious Surgical estimates from data sourced from LSI Market Size Analysis and public filings

[2]	As of the date of this press release, Vicarious Surgical is not aware of any surgical robotics company that has announced receiving Breakthrough Designation for a full robotics system.

Mr. Sachs continued: “We are extremely excited to announce our partnership with Donald Tang, David Chu and the rest of the D8 team, which we believe will assist in catalyzing the development of our flagship robot and in establishing a foundation of long-term growth for our Company. Mr. Tang and the D8 team appreciate the potential impact our technology can have on making procedures safer and more available to patients, while simultaneously saving hospitals money and time. We look forward to entering the public markets with the team from D8 at our side.”

“D8 reviewed numerous investment opportunities in search of an exciting growth company to merge with and Vicarious Surgical impressed us with their visionary team and market disrupting products,” said Donald Tang, Co-founder and President of D8 Holdings Corp. “Beyond the technology and the capabilities of Vicarious Surgical’s robot, we were also excited about the positive feedback from surgeons and hospitals. We consider Vicarious Surgical to be a thought leader in the surgical space and we believe the market is ready for surgical robots that drive efficiency and improved quality of patient care. We are excited to work with the Vicarious Surgical team on the next phase of commercialization for their products, bringing what we believe is much needed innovation and choice to patients and practitioners, both in the U.S. and abroad.”

Company Overview

Vicarious Surgical is a next generation robotics company developing a disruptive technology with the goal of increasing the efficiency of surgical procedures, improving patient outcomes and reducing healthcare costs. The Company was founded in 2014 by experienced roboticists Adam Sachs, Co-Founder & Chief Executive Officer, Sam Khalifa, Co-Founder & Chief Technology Officer, and Co-Founder & Chief Medical Officer, Dr. Barry Greene, who is a board certified Bariatric and General Surgeon with over 25 years of experience performing advanced laparoscopic surgical procedures.

Vicarious Surgical’s novel approach to surgery uses a combination of proprietary, human-like surgical robots and virtual reality to transport surgeons inside the patient when performing minimally invasive surgery. The Company’s technology was granted Breakthrough Device Designation by the U.S. Food and Drug Administration (FDA), making it the first, and only, surgical robot to receive this designation from the FDA2. The Company is backed by technology luminaries including Bill Gates, Vinod Khosla’s Khosla Ventures, Eric Schmidt's Innovation Endeavors, Jerry Yang's AME Cloud Ventures and Philip Liang’s E15 VC.

Vicarious Surgical’s management team is led by Co-Founder & Chief Executive Officer, Adam Sachs, Co-Founder & Chief Technology Officer, Sammy Khalifa, Co-Founder & Chief Medical Officer, Dr. Barry Greene, Chief Financial Officer, Bill Kelly, and General Counsel & Chief Legal Officer, June Morris. Vicarious Surgical’s management team will continue to lead the combined company following the transaction.

Vicarious Surgical’s Executive Chairman, David Styka, will serve as Chairman of the combined company’s Board of Directors. Co-Founder and President of D8 Holdings Corp., Donald Tang and D8 Holdings Corp director, David Da-I Ho, MD will become members of the combined company’s Board of Directors.

Key Transaction Terms

The transaction is expected to deliver up to $460 million of gross proceeds, including up to $345 million of cash held in D8’s trust account (assuming no redemptions are effected). The transaction is further supported by a $115 million private placement of common stock (“PIPE”), priced at $10.00 per share, including investment by BD - one of the largest global medical technology companies in the world - new institutional investors and existing investors including Bill Gates, Vinod Khosla’s Khosla Ventures, Eric Schmidt's Innovation Endeavors, and Philip Liang’s E15 VC. Assuming no redemptions, the company is projected to have more than $425 million in cash on the balance sheet after closing. The transaction values the combined company at an enterprise value of approximately $1.1 billion and implies approximately 3.1x 2025 estimated revenue of $355 million.

Assuming no public shareholders of D8 Holdings Corp. exercise their redemption rights and based on current assumptions regarding the financial condition of Vicarious Surgical as of the closing of the transaction, current Vicarious Surgical Inc. equity holders will own approximately 64.7%, D8 Holdings Corp. equity holders will own approximately 22.3%, D8’s sponsor will own approximately 5.6% and PIPE investors will own approximately 7.4% of the issued and outstanding shares of common stock, options and warrants to purchase shares of common stock, respectively, of the combined company at closing.

The transaction, which was unanimously approved by the boards of directors of both Vicarious Surgical and D8, is subject to approval by D8’s shareholders and other customary closing conditions. The transaction is expected to close in the third quarter of 2021.

A more detailed description of the transaction terms and a copy of the Agreement and Plan of Merger will be included in a current report on Form 8-K to be filed by D8 Holdings Corp. with the United States Securities and Exchange Commission (“SEC”). D8 will file a registration statement on Form S-4 (which will contain a proxy statement/prospectus) with the SEC in connection with the transaction.

Advisors

Credit Suisse is serving as financial advisor and capital markets advisor to Vicarious Surgical. Credit Suisse is also serving as exclusive placement agent on the private offering. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. are serving as legal counsel to Vicarious Surgical.

UBS Investment Bank is serving as capital markets advisor to D8 and acted as the sole book-running manager for the D8’s IPO in July 2020. White & Case LLP is serving as legal counsel to D8.

Investor Conference Call

Vicarious Surgical and D8 will host an investor conference call to discuss the proposed transaction at 8:00 AM EDT on April 15, 2021. Those who would like to participate may dial 877-465-1289 (201-689-8762 for international callers). A live webcast of the call and any accompanying materials will also be available at https://www.vicarioussurgical.com/ and D8 at https://d8holdingscorp.com/investor-info. D8 will also file the presentation with the SEC in a Current Report on Form 8-K, which will be accessible at www.sec.gov.

About Vicarious Surgical

Founded in 2014, Vicarious Surgical is a next generation robotics company developing a disruptive technology with the goals of increasing the efficiency of surgical procedures, improving patient outcomes and reducing healthcare costs. The Company’s novel surgical approach uses a combination of proprietary human-like surgical robots and virtual reality to transport surgeons inside the patient to perform minimally invasive surgery. The Company’s technology was granted Breakthrough Device Designation by the U.S. Food and Drug Administration (FDA), making it the first, and only, surgical robot to receive this designation from the FDA2. The Company is led by an experienced team of technologists, medical device professionals and physicians, and is backed by technology luminaries including Bill Gates, Vinod Khosla’s Khosla Ventures, Eric Schmidt's Innovation Endeavors, Jerry Yang's AME Cloud Ventures, and Philip Liang’s E15 VC. The Company is headquartered in Charlestown, MA.

About D8 Holdings Corp.

D8 Holdings Corp. a special purpose acquisition company seeking a business combination with a company that applies technology and innovation to disrupt large addressable markets. D8’s objective is to identify a target business that is under-valued relative to its potential and ready for transformative improvement. D8 plans to leverage our founders’ unique operational expertise to create a new growth trajectory for a target company and deliver shareholder value.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Vicarious Surgical’s and D8’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Vicarious Surgical and D8. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of D8 or Vicarious Surgical is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Vicarious Surgical; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Vicarious Surgical’s ability to manage future growth; Vicarious Surgical’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its products; the effects of competition on Vicarious Surgical’s future business; the amount of redemption requests made by D8’s public shareholders; the ability of D8 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in D8’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) under the heading “Risk Factors,” and other documents of D8 filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Vicarious Surgical nor D8 presently know or that Vicarious Surgical and D8 currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Vicarious Surgical’s and D8’s expectations, plans or forecasts of future events and views as of the date of this press release. Vicarious Surgical and D8 anticipate that subsequent events and developments will cause Vicarious Surgical’s and D8’s assessments to change. However, while Vicarious Surgical and D8 may elect to update these forward-looking statements at some point in the future, Vicarious Surgical and D8 specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Vicarious Surgical’s and D8’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of D8 for their consideration. D8 intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to D8’s shareholders in connection with D8’s solicitation for proxies for the vote by D8’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, D8 will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. D8’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with D8’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about D8, Vicarious Surgical and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by D8, without charge, at the SEC's website located at www.sec.gov or by directing a request to D8, at Unit 1008, 10/F, Champion Tower, 3 Garden Road, Central, Hong Kong.

Participants in the Solicitation

D8, Vicarious Surgical and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from D8’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of D8’s shareholders in connection with the proposed business combination will be set forth in D8’s proxy statement / prospectus when it is filed with the SEC. You can find more information about D8’s directors and executive officers in D8’s Annual Report. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Investor Inquiries:
Mike Piccinino, CFA
mike.piccinino@westwicke.com

Press and Media Inquiries:

Sean Leous

Sean.Leous@westwicke.com

Phone + 1 646 866 4012